UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

STAGWELL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13718	86-1390679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices) (Zip Code)

(646) 429-1800

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 16, 2023, following the completion of a competitive selection process conducted by the audit committee of the board of directors (the “Audit Committee”) of Stagwell Inc. (the “Company”) to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, the Company selected PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm, effective immediately, and notified Deloitte & Touche LLP (“Deloitte”) of its dismissal as the Company’s independent registered public accounting firm effective as of that date. The competitive selection process conducted by the Audit Committee involved multiple prominent registered public accounting firms, and the Audit Committee’s decision to approve the selection of PwC and dismissal of Deloitte was taken in order to reduce ongoing costs related to the Company’s annual audit.

Deloitte’s reports on the Company’s financial statements for each of the years ended December 31, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that they expressed an adverse opinion on the Company’s internal control over financial reporting because of material weaknesses.

During each of the years ended December 31, 2022 and 2021, and the subsequent interim period through March 16, 2023, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years.

There were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during either of the years ended December 31, 2022 and 2021, and the subsequent interim period through March 16, 2023, except that the Company identified material weaknesses in its internal control over financial reporting during each such period. The material weaknesses related to the Company’s failure to effectively select and develop certain information technology general controls related to access and change management controls that led to deficiencies in the design and operation of control activities, including segregation of duties deficiencies as well as deficiencies in the design and operation of account reconciliations. These deficiencies and a lack of sufficient resources contributed to the potential for there to have been material errors in the Company’s financial statements and therefore resulted in the following additional material weaknesses:

1.	Risk Assessment-control deficiencies constituting material weaknesses, either individually or in the aggregate, relating to: (i) identifying, assessing, and communicating appropriate objectives, (ii) identifying and analyzing risks to achieve these objectives, and (iii) identifying and assessing changes in the business that could impact the system of internal controls;

2.	Control Activities-control deficiencies constituting material weaknesses, either individually or in the aggregate, relating to: (i) addressing relevant risks, (ii) providing evidence of performance, (iii) providing appropriate segregation of duties, or (iv) operation at a level of precision to identify all potentially material errors;

3.	Information and Communication-control deficiencies constituting material weaknesses, either individually or in the aggregate, relating to communicating accurate information internally and externally, including providing information pursuant to objectives, responsibilities, and functions of internal control; and

4.	Monitoring-control deficiencies constituting material weaknesses, either individually or in the aggregate, relating to monitoring activities to ascertain whether the components of internal control are present and functioning.

These material weaknesses were identified and initially reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and subsequently reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and have not been remediated as of the date of this Current Report on Form 8-K.

The Audit Committee discussed the reportable events described above with Deloitte, and the Company has authorized Deloitte to respond fully to the inquiries of PwC, the Company’s new independent registered public accounting firm, concerning these reportable events, as described below.

The Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Deloitte furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Deloitte’s letter, dated March 21, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 16, 2023, the Company engaged PwC to serve as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee approved the decision to engage PwC and appointed PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

During each of the years ended December 31, 2022 and 2021, and the subsequent interim period through March 16, 2023, neither the Company nor anyone acting on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2023

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer